UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 22, 2004

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

99.1	Earnings release for first quarter 2004.

Item 12. Results of Operations and Financial Condition

On June 22, 2004, the Company released its earnings for the first quarter 2004. Attached hereto as Exhibit 99.1, and filed herewith, is the text of that release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

June 22, 2004	By:	/s/ Paul Heldman
Paul Heldman
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Earnings release for first quarter 2004.